Neuberger Berman Equity Funds(R)
     Investor Class

SUPPLEMENT to the Prospectus dated December 19, 2003.


ALL FUNDS:

The following amends and supplements the Share Prices, Maintaining Your Account and Buying Shares subsections of the section entitled "Your Investment" in each
Prospectus:

     Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when Neuberger Berman Management Inc., the funds' principal underwriter, has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

     The funds and Neuberger Berman Management Inc. reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.


THE DATE OF THIS SUPPLEMENT IS JULY 1, 2004.